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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                       ---------------------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 3, 1994


                              WESTWOOD ONE, INC.

            (Exact name of registrant as specified in its charter)



         Delaware                      0-13020                95-3980449
(State of other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


          9540 Washington Boulevard, Culver City, California   90232
               (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code:   (310) 204-5000

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On February 3, 1994, Westwood One, Inc. ("WWO") acquired all of the issued and outstanding common stock of Unistar Radio Networks, Inc. ("Unistar") from Unistar Communications Group, Inc. for $16,589,235 and the assumption of Unistar's indebtedness in the amount of $84,710,765. WWO acquired all of Unistar's rights in, and obligations with respect to, the property and assets owned, leased or used by it in connection with Unistar's radio network business, which business includes, among other things, Unistar's radio programming in a variety of formats provided to affiliate radio stations, and the packaging of radio programming formats into "networks" offered by Unistar to advertisers.

        Funds to complete the acquisition were obtained from a new credit agreement in the amount of $125,000,000 with The Chase Manhattan Bank, The First National Bank of Boston and the Bank of Montreal.

        In connection with the acquisition, WWO also sold to Infinity Network, Inc., a wholly-owned subsidiary of Infinity Broadcasting Corporation, 5,000,000 newly issued shares of WWO's Common Stock for an aggregate purchase price of $15,000,000 and a warrant to purchase up to an additional 3,000,000 shares of Common Stock at an exercise price of $3.00 per share.

        Concurrent with the acquisition, WWO entered into a management agreement with Infinity Broadcasting Corporation pursuant to which Infinity will manage the business and operations of WWO for an annual base management fee of $2,000,000 (adjusted for inflation), an annual cash bonus payable in the event certain cash flow targets are achieved and warrants to purchase up to 1,500,000 shares of Common Stock. Additionally, a voting agreement was entered into among WWO, Norman J. Pattiz and Infinity Network, Inc. pursuant to which the Board of Directors will be reconstituted into a nine-member board, and providing for Mr. Pattiz to vote his shares of Class B stock on any matter to be presented to the shareholders in accordance with the recommendation of the majority of the full Board of Directors.

        For a more detailed discussion of the transaction, see the WWO January 7, 1994 proxy statement (File Number 0-13020) which is specifically incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

     Financial statements for the acquired business are incorporated herein by reference from pages F-19 through F-36 of the WWO January 7, 1994 proxy statement (File Number 0-13020).

(b) Pro Forma Financial Information.

     Pro forma financial information is not available at this time but will be filed as soon as practicable and in no event later than April 15, 1994.

(c) Exhibits.

     Proxy Statement dated January 7, 1994 previously filed with the Commission (File Number 0-13020) incorporated herein by reference which includes the following agreements, each of which is herein incorporated by reference; i) Stock Purchase Agreement between WWO and Unistar Communications Group, Inc., Unistar Radio Networks, Inc., and Infinity Broadcasting Corporation; ii) Management Agreement between WWO and Infinity Broadcasting Corporation; and iii) Voting Agreement.




















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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              WESTWOOD ONE, INC.


                                          By: FARID SULEMAN
                                              --------------------------
                                              Farid Suleman
                                              Executive Vice President-Chief
                                              Financial Officer


Date: February 14, 1994